SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 8, 2004
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
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        Delaware                                        36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

      201 North Tryon Street, Charlotte, North Carolina          28255
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Address of principal executive offices                         (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
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            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with Banc of
                                                America Alternative Loan Trust
                                                2004-6, Mortgage Pass-Through
                                                Certificates, Series 2004-6

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA MORTGAGE
                                   SECURITIES, INC.


June 8, 2004

                                   By:      /s/ Judy Lowman
                                          ----------------------------
                                          Judy Lowman
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                    E
                        prepared by Banc of America
                        Securities LLC in connection
                        with Banc of America Alternative
                        Loan Trust 2004-6, Mortgage Pass-
                        Through Certificates, Series 2004-6